UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2012

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

Suite 4750, 181 Bay Street

P.O. Box 792

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

McEwen Mining Inc. (the “Company”) has accepted the resignation of Stefan Spears as Vice President — Projects, effective May 17, 2012. In addition, the Company has appointed Andrew Elinesky as Vice President — Argentina and also appointed Simon Quick as Vice President — Projects, effective immediately. Additional information regarding the resignation of Stefan Spears and the appointment of Andrew Elinesky and Simon Quick is included in the press release dated April 18, 2012, attached to this report as Exhibit 99.1.  Any further information required under Item 5.02 will be filed in a subsequent report.

Item 7.01	Regulation FD Disclosure.

The Company’s April 18, 2012 press release also announced production results for the first quarter of 2012 from its 49% owned San Jose mine in Santa Cruz Province, Argentina. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit. The following exhibit is furnished with this report:

99.1 Press release dated April 18, 2012.

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding current and future exploration and development activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

U.S. investors should be aware that McEwen Mining has no “reserves” as defined by Industry Guide 7 adopted by the SEC, and are cautioned not to assume that any part or all of the mineralization will ever be confirmed or converted into Guide 7 compliant “reserves.”

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: April 18, 2012	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated April 18, 2012.